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Exhibit 10.28

EXHIBIT A TO CREDIT AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT

made by

SCIENTIFIC GAMES CORPORATION

and certain of its Subsidiaries

in favor of

THE BANK OF NEW YORK,

as Administrative Agent

Dated as of December 19, 2002

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SECTION 7. THE ADMINISTRATIVE AGENT		15
7.1.	Administrative Agent's Appointment as Attorney-in-Fact, etc.	15
7.2.	Duty of Administrative Agent	16
7.3.	Execution of Financing Statements	16
7.4.	Authority of Administrative Agent	17
SECTION 8. MISCELLANEOUS		17
8.1.	Amendments in Writing	17
8.2.	Notices	17
8.3.	No Waiver by Course of Conduct; Cumulative Remedies	17
8.4.	Enforcement Expenses; Indemnification	17
8.5.	Successors and Assigns	18
8.6.	Set-Off	18
8.7.	Counterparts	18
8.8.	Severability	18
8.9.	Section Headings	18
8.10.	Integration	18
8.11.	GOVERNING LAW	18
8.12.	Submission To Jurisdiction; Waivers	19
8.13.	Acknowledgements	19
8.14.	Additional Grantors	19
8.15.	Releases	19
8.16.	WAIVER OF JURY TRIAL	20
SCHEDULES
Schedule 1	Notice Addresses of Guarantors
Schedule 2	Description of Pledged Securities
Schedule 3	Filings and Other Actions Required to Perfect Security Interests
Schedule 4	Location of Jurisdiction of Organization and Chief Executive Office
Schedule 5	Location of Inventory and Equipment (including Exhibit A Office Leases Addresses)
Schedule 6	Intellectual Property
Schedule 7	Governmental Authorities
ANNEXES
Annex I	Form of Assumption Agreement
Annex II	Form of Acknowledgment and Consent

ii

        GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 19, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of THE BANK OF NEW YORK, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks, financial institutions and other entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION, a Delaware corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (the "Lenders"), BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), BNY CAPITAL MARKETS, INC., as co-arranger (in such capacity, the "Co-Arranger"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the "Syndication Agent"), and the Administrative Agent.

W I T N E S S E T H:

        WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

        WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

        WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

        WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Agents and the Lenders;

        NOW, THEREFORE, in consideration of the premises and to induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Agents and the Lenders, as follows:

SECTION 1.    DEFINED TERMS

        1.1.    Definitions.    (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

        (b)    The following terms shall have the following meanings:

        "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

        "Borrower Credit Agreement Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents or, any Letter of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

        "Borrower Hedge Agreement Obligations": the collective reference to all obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Lender or any affiliate of any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or affiliate thereof that are required to be paid by the Borrower pursuant to the terms of any Specified Hedge Agreement).

        "Borrower Obligations": the collective reference to (i) the Borrower Credit Agreement Obligations and (ii) the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto.

        "Collateral": as defined in Section 3.

        "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

        "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

        "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

        "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

        "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

        "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

        "Guarantors": the collective reference to each Grantor other than the Borrower.

        "Intercompany Note": any promissory note evidencing loans made by any Grantor to any of its Subsidiaries.

        "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

        "Issuers": the collective reference to each issuer of any Investment Property.

        "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

        "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

        "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

        "Patent License": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

        "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

        "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary directly owned by a Grantor be required to be pledged hereunder.

        "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

        "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

        "Securities Act": the Securities Act of 1933, as amended.

        "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

        "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

        "Vehicles": all cars, trucks, trailers, construction, special purpose and other vehicles and equipment covered by a certificate of title of any state or of the United States of America and all appurtenants to any of the foregoing.

        1.2.    Other Definitional Provisions.    (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

        (b)  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        (c)  Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

        (d)  Where the context requires, any affiliate of a Lender which is a party to a Specified Hedge Agreement shall be deemed to be a "Lender" for purposes of this Agreement.

SECTION 2.    GUARANTEE

        2.1.    Guarantee.    (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Agents and the Lenders and their respective permitted successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

        (b)  Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

        (c)  Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Agent or any Lender hereunder.

        (d)  The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

        (e)  No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

        2.2.    Right of Contribution.    Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Agents and the Lenders, and each Guarantor shall remain liable to the Agents and the Lenders for the full amount guaranteed by such Guarantor hereunder.

        2.3.    No Subrogation.    Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of any Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agents and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor for the benefit of the Agents and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may reasonably determine.

        2.4.    Amendments, etc. with respect to the Borrower Obligations.    Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Agent or any Lender may be rescinded by such Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and any collateral security, guarantee or right of offset at any time held by any Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Agent or Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

        2.5.    Guarantee Absolute and Unconditional.    Each Guarantor to the extent permitted by applicable law, waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agents and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor, to the extent permitted by applicable law, waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        2.6.    Reinstatement.    The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

        2.7.    Payments.    Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

SECTION 3.    GRANT OF SECURITY INTEREST

        Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Agents and the Lenders (and any affiliates of any Lender to which Borrower Hedge Agreement Obligations are owing), a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

          (a)  all Accounts;

          (b)  all Chattel Paper;

          (c)  all Deposit Accounts;

          (d)  all Documents;

          (e)  all Equipment, other than Vehicles;

          (f)    all General Intangibles;

          (g)  all Instruments;

          (h)  all Intellectual Property;

          (i)    all Inventory;

          (j)    all Investment Property;

          (k)  all Letter-of-Credit Rights;

          (l)    all Goods and other property not otherwise described above;

          (m)  all books and records pertaining to the Collateral; and

          (n)  to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

SECTION 4.    REPRESENTATIONS AND WARRANTIES

        To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to each Agent and each Lender that:

        4.1.    Representations in Credit Agreement.    In the case of each Guarantor, the representations and warranties set forth in Section 6 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and each Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

        4.2.    Title; No Other Liens.    Except for the security interest granted to the Administrative Agent for the ratable benefit of the Agents and the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Agents and the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

        4.3.    Perfected Liens.    The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Agents and the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement.

        4.4.    Jurisdiction of Organization; Chief Executive Office.    On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business, are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

        4.5.    Inventory and Equipment.    On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

        4.6.    Farm Products.    None of the Collateral constitutes, or is the Proceeds of, Farm Products.

        4.7.    Investment Property.    (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each relevant Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer owned by such Grantor.

        (b)  All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

        (c)  Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (d)  Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of any other Person, except the security interest created by this Agreement.

        4.8.    Receivables.    (a) Each Grantor shall deliver to the Administrative Agent each Instrument or Chattel Paper in an amount in excess of $100,000 payable to such Grantor under or in connection with any Receivable.

        (b)  Except as set forth on Schedule 7, none of the obligors on any Receivables is a Governmental Authority.

        (c)  The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

        4.9.    Intellectual Property.    (a) Schedule 6 lists all registered Copyrights, registered Trademarks, Patents and applications to register any of the foregoing owned by such Grantor in its own name on the date hereof, and all Copyright Licenses, Trademark Licenses and Patent Licenses.

        (b)  On the date hereof, all material Intellectual Property of such Grantor, including without limitation the Intellectual Property described on Schedule 6, is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

        (c)  Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

        (d)  No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

        (e)  Except as set forth on Schedule 6, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

SECTION 5.    COVENANTS

        Each Grantor covenants and agrees with the Agents and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

        5.1.    Covenants in Credit Agreement.    In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken under Sections 7, 8 and 9 of the Credit Agreement, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

        5.2.    Delivery of Instruments and Chattel Paper.    If any amount in excess of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

        5.3.    Maintenance of Insurance.    (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies in accordance with Section 8.5 of the Credit Agreement.

        (b)  All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

        (c)  Upon the reasonable request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with the delivery by the Borrower to the Administrative Agent of its audited financial statements for each fiscal year and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

        5.4.    Payment of Obligations.    Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor.

        5.5.    Maintenance of Perfected Security Interest; Further Documentation.    (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to Dispose of the Collateral.

        (b)  Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith, in each case as the Administrative Agent may reasonably request, all in reasonable detail.

        (c)  At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

        5.6.    Changes in Locations, Name, etc.    Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional financing statements and other documents reasonably requested by the Administrative Agent as necessary to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

            (i)  change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.4; or

          (ii)  change its name.

        5.7.    Notices.    Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

          (a)  any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

          (b)  of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

        5.8.    Investment Property.    (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Agents and the Lenders, hold the same for the benefit of the Agents and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property for the benefit of the Agents and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations. Notwithstanding the foregoing, the Grantors shall not be required to pay over to the Administrative Agent or deliver to the Administrative Agent as Collateral any proceeds of any liquidation or dissolution of any Issuer, or any distribution of capital or property in respect of any Investment Property, to the extent that (i) such liquidation, dissolution or distribution, if treated as a Disposition of the relevant Issuer, would be permitted by the Credit Agreement and (ii) the proceeds thereof are applied toward prepayment of Loans and reduction of Commitments to the extent required by the Credit Agreement.

        (b)  Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement).

        (c)  In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

        5.9.    Receivables.    (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify in any material respect any Receivable in any manner that could adversely affect the value thereof.

        (b)  Such Grantor will deliver to the Administrative Agent a copy of each material written demand, notice or document received by it that questions the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

        5.10.    Intellectual Property.    (a) Such Grantor (either itself or through licensees) will (i) continue to use each material Trademark on and with respect to each and every product and service applicable to its then current line in order to maintain such Trademark in full force free from any claim of abandonment for non-use, provided that if a product or service line is discontinued, use of a Trademark with respect to such product or service line may be discontinued, (ii) maintain at least the current quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Agents and the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not knowingly (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way, except as provided in Section 5.10(a)(i) above.

        (b)  Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

        (c)  Such Grantor (either itself or through licensees) will not knowingly (and will not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not knowingly (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

        (d)  Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

        (e)  Such Grantor will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

        (f)    Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within thirty Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, for recordation by the Administrative Agent (at such Grantor's cost and expense), any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Agents' and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

        (g)  Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

        (h)  In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and take all commercially reasonable actions necessary to protect such Intellectual Property and to recover any and all damages for such infringement, misappropriation or dilution.

SECTION 6.    REMEDIAL PROVISIONS

        6.1.    Certain Matters Relating to Receivables.    (a) The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that the Administrative Agent (in consultation with the Borrower) reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time upon the occurrence and during the continuance of an Event of Default, upon the Administrative Agent's reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants reasonably satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

        (b)  The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor on behalf of the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

        (c)  Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original (where practicable, otherwise copies will be delivered) and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

        6.2.    Communications with Obligors; Grantors Remain Liable.    (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Administrative Agent's reasonable satisfaction the existence, amount and terms of any Receivables.

        (b)  Upon the reasonable request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Agents and the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

        (c)  Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Receivables to observe and perform in all material respects all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Agent or Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Agent or any Lender of any payment relating thereto, nor shall any Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        6.3.    Pledged Stock.    (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

        (b)  If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        (c)  Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

        6.4.    Proceeds to be Turned Over to Administrative Agent.    In addition to the rights of the Agents and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor on behalf of the Agents and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor on behalf of the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

        6.5.    Application of Proceeds.    At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

          First, to pay incurred and unpaid fees, costs and expenses of the Administrative Agent under the Loan Documents, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent;

          Second, to the Administrative Agent, for application by it towards payment of amounts remaining unpaid in respect of the Obligations, pro rata among the Agents and the Lenders according to the amounts of the Obligations remaining unpaid to the Agents and the Lenders (including depositing in a cash collateral account opened by the Administrative Agent, an amount equal to the aggregate amount of L/C Obligations at the time of application of Proceeds pursuant to this Section 6.5 and with respect to which the Borrower has not previously made a deposit into a cash collateral account pursuant to Section 10 of the Credit Agreement); and

          Third, any balance of such Proceeds remaining after the then outstanding Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

        6.6.    Code and Other Remedies.    If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

        6.7.    Registration Rights.    (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

        (b)  Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

        (c)  Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Agents and the Lenders, that the Agents and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

        6.8    Deficiency.    Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations.

SECTION 7.    THE ADMINISTRATIVE AGENT

        7.1    Administrative Agent's Appointment as Attorney-in-Fact, etc.    (a)    Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii)  in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Agents' and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii)  pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv)  execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v)  (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

        Anything in this Section 7.1 (a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

        (b)  If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

        (c)  The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

        (d)  Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

        7.2.    Duty of Administrative Agent.    The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof, except if such failure or delay results from their own gross negligence or willful misconduct. The powers conferred on the Agents and the Lenders hereunder are solely to protect the Agents' and the Lenders' interests in the Collateral and shall not impose any duty upon any Agent or any Lender to exercise any such powers. The Agents and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

        7.3.    Execution of Financing Statements.    Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

        7.4.    Authority of Administrative Agent.    Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agents and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Agents and the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.    MISCELLANEOUS

        8.1.    Amendments in Writing.    None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 12.1 of the Credit Agreement.

        8.2.    Notices.    All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 12.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

        8.3.    No Waiver by Course of Conduct; Cumulative Remedies.    No Agent or Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        8.4.    Enforcement Expenses; Indemnification.    (a) Each Guarantor agrees to pay, or reimburse each Lender and Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

        (b)  Each Guarantor agrees to pay, and to save the Agents and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

        (c)  Each Guarantor agrees to pay, and to save the Agents and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 12.5 of the Credit Agreement.

        (d)  The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

        8.5.    Successors and Assigns.    This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agents and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent unless permitted by the Credit Agreement.

        8.6.    Set-Off.    Each Grantor hereby irrevocably authorizes each Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor to the extent permitted by applicable law, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to such Agent or such Lender hereunder and claims of every nature and description of such Agent or such Lender against such Grantor, in any currency, arising hereunder, under the Credit Agreement or any other Loan Document to which it is a party, as such Agent or such Lender may elect, whether or not any Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by such Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Agent or such Lender may have.

        8.7.    Counterparts.    This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        8.8.    Severability.    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        8.9.    Section Headings.    The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        8.10.    Integration.    This Agreement and the other Loan Documents represent the agreement of the Grantors, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

        8.11.    GOVERNING LAW.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        8.12.    Submission To Jurisdiction; Waivers.    Each Grantor hereby irrevocably and unconditionally:

          (a)  submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b)  consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Schedule 1 or at such other address of which the Administrative Agent shall have been notified pursuant hereto;

          (d)  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e)  waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

        8.13.    Acknowledgements.    Each Grantor hereby acknowledges that:

          (a)  it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b)  no Agent or Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Agents and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c)  no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

        8.14.    Additional Grantors.    Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 8.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

        8.15.    Releases.    (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Borrower Hedge Agreement Obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall promptly deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

        (b)  If any of the Collateral shall be sold, transferred or otherwise Disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise Disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

        8.16.    WAIVER OF JURY TRIAL.    EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH AGENT AND EACH LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

BORROWER:
SCIENTIFIC GAMES CORPORATION
	By:	Name: Title:
GUARANTORS:
AUTOTOTE DOMINICANA INC.
	By:	Name: Title:
AUTOTOTE ENTERPRISES, INC.
	By:	Name: Title:
AUTOTOTE GAMING, INC.
	By:	Name: Title:
AUTOTOTE INTERACTIVE, INC.
	By:	Name: Title:
AUTOTOTE INTERNATIONAL, INC.
	By:	Name: Title:
AUTOTOTE KENO CORPORATION
	By:	Name: Title:

AUTOTOTE SYSTEMS, INC.
By:	Name: Title:
BLUE SUEDE ACQUISITION CORP.
By:	Name: Title:
SCIENTIFIC GAMES ACQUISITION, INC.
By:	Name: Title:
SCIENTIFIC GAMES FINANCE CORPORATION
By:	Name: Title:
SCIENTIFIC GAMES (GREECE), INC.
By:	Name: Title:
SCIENTIFIC GAMES HOLDINGS CORP.
By:	Name: Title:
SCIENTIFIC GAMES INTERNATIONAL, INC.
By:	Name: Title:
SCIENTIFIC GAMES MANAGEMENT CORPORATION
By:	Name: Title:

SCIENTIFIC GAMES ROYALTY CORPORATION
By:	Name: Title:

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	Number of Shares

Pledged Notes:

Issuer	Payee	Principal Amount

Schedule 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

At Closing:

Uniform Commercial Code Filings
[List each office where a financing statement is to be filed]*

Patent and Trademark Filings
[List all filings]

Actions with Regard to Pledged Stock**

Other Actions
[Describe other actions to be taken]

Post-Closing:

*
Note that perfection of security interests in patents and trademarks requires filings under the UCC in the jurisdictions where filings would be made for general intangibles, as well as filings in the U.S Copyright Office and the U.S. Patent & Trademark Office.

**
    If the interest of a Grantor in Pledged Stock appears on the books of a financial intermediary, a control agreement as described in Section 8-106 of the New York UCC will be required.

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Identification Number	Location of Chief Executive Office

Schedule 5

LOCATIONS OF INVENTORY AND EQUIPMENT

Grantor	Locations

Schedule 6

INTELLECTUAL PROPERTY

  I.
  Copyrights and Copyright Licenses:

  II.
  Patents and Patent Licenses:

  III.
  Trademarks and Trademark Licenses:

Schedule 7

GOVERNMENTAL AUTHORITIES

Annex I
to
Guarantee and Collateral Agreement

        ASSUMPTION AGREEMENT, dated as of                        , 200            , made by                        , a                        corporation (the "Additional Grantor"), in favor of The Bank of New York, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

        WHEREAS, Scientific Games Corporation (the "Borrower"), the Lenders, the Administrative Agent and other entities party thereto have entered into a Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

        WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Agents and the Lenders;

        WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

        WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

        NOW, THEREFORE, IT IS AGREED:

        1.    Guarantee and Collateral Agreement.    By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules                        * to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

*
Refer to each Schedule which needs to be supplemented.

        2.    GOVERNING LAW.    THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]
By:
Name: Title:

2

Annex II
to
Guarantee and Collateral Agreement

ACKNOWLEDGEMENT AND CONSENT

        The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of December 19, 2002 (the "Agreement"), made by the Grantors parties thereto for the benefit of The Bank of New York, as Administrative Agent. The undersigned agrees for the benefit of the Agents and the Lenders as follows:

        1.    The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

        2.    The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

        3.    The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to the undersigned, mutatis mutandis, with respect to all actions that may be required of the undersigned pursuant to Section 6.3(a) or 6.7 of the Agreement.

[NAME OF ISSUER]
By

Title

Address for Notices:

Fax:

EXHIBIT B TO
CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

        This Compliance Certificate is delivered to you pursuant to Subsection 8.2(b) of the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION, a Delaware corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), BNY CAPITAL MARKETS, INC., as co-arranger (in such capacity, the "Co-Arranger"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

        1.    I am the duly elected, qualified and acting Chief Financial Officer of the Borrower.

        2.    I have reviewed and am familiar with the contents of this Certificate.

        3.    I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or Event of Default.

        4.    Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 9.1, 9.2, 9.3, 9.5, 9.6, 9.7 and 9.8 of the Credit Agreement.

        IN WITNESS WHEREOF, I execute this Certificate on behalf of the Borrower this            day of            , 200    .

SCIENTIFIC GAMES CORPORATION
By:
Name: Title: Chief Financial Officer

Attachment 1
to Exhibit B

[Attach Financial Statements]

Attachment 2
to Exhibit B

        The information described herein is as of            , 200            , and pertains to the period from                        , 20            to                             , 20    .

[Set forth Covenant Calculations]

EXHIBIT C TO
CREDIT AGREEMENT

FORM OF CLOSING CERTIFICATE

        Pursuant to subsection 7.1(g) of the Credit Agreement dated as of December 19, 2002 (the "Credit Agreement"; terms defined therein being used herein as therein defined), among SCIENTIFIC GAMES CORPORATION, a Delaware corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), BNY CAPITAL MARKETS, INC., as co-arranger (in such capacity, the "Co-Arranger"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the "Company") hereby certifies, in his capacity as [INSERT TITLE OF OFFICER] of the Company and not individually, as follows:

        1.    The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

        2.                            is the duly elected and qualified [Assistant] Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

        3.    No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof. [Borrower only]

        4.    The conditions precedent set forth in Section 7.1 of the Credit Agreement were satisfied as of the Closing Date. [Borrower only]

        The undersigned [Assistant] Secretary of the Company certifies on behalf of the Company as follows:

        1.    There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Company.

        2.    The Company is a [corporation] duly [incorporated], validly existing and in good standing under the laws of the jurisdiction of its organization.

        3.    Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on the dates described therein; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.

        4.    Attached hereto as Annex 2 is a true and complete copy of the [By-Laws] [other governance document] of the Company as in effect on the date hereof.

        5.    Attached hereto as Annex 3 is a true and complete copy of the [Certificate of Incorporation] [other charter document] of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

        6.    The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and such officers have held such offices with the Company at all times since the date indicated next to their respective titles to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each such officer is duly authorized to execute and deliver on behalf of the Company each Loan Document to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

Name	Office	Date	Signature

2

        IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name: Title:	Name: Title:

Date:                     , 2002

3

ANNEX 1

[Board Resolutions]

ANNEX 2

[By-Laws] [other governance document]

ANNEX 3

[Certificate of Incorporation] [other charter document]

EXHIBIT D-1 TO
CREDIT AGREEMENT

FORM OF NEW LENDER SUPPLEMENT

        SUPPLEMENT, dated                        , to the Credit Agreement, dated as of December 19, 2002 (as amended supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BEAR, STEARNS & CO. INC., as Lead Arranger, BNY CAPITAL MARKETS, INC., as Co-Arranger, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent, and THE BANK OF NEW YORK, as Administrative Agent, and others.

W I T N E S S E T H:

        WHEREAS, the Credit Agreement provides in Section 4.1 thereof that any bank, financial institution or other entity, although not originally a party thereto, may become a party to the Credit Agreement in accordance with the terms thereof by executing and delivering to the Borrower, the Syndication Agent and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

        WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

        NOW, THEREFORE, the undersigned hereby agrees as follows:

        1.    The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower, the Administrative Agent and the Issuing Lender, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment of $                        .

        2.    The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent, Syndication Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 5.10 of the Credit Agreement.

        3.    The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

        4.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF LENDER]
By:
Name: Title:
Accepted this day of , .
SCIENTIFIC GAMES CORPORATION
By:
Name: Title:
Accepted this day of , .
THE BANK OF NEW YORK, as Administrative Agent
By:
Name: Title:
Accepted this day of , .
as Issuing Lender
By:
Name: Title:

2

EXHIBIT D-2 TO
CREDIT AGREEMENT

FORM OF
COMMITMENT INCREASE SUPPLEMENT

        SUPPLEMENT, dated                        , to the Credit Agreement, dated as of December 19, 2002 (as amended supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BEAR, STEARNS & CO. INC., as Lead Arranger, BNY CAPITAL MARKETS, INC., as Co-Arranger, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent, and THE BANK OF NEW YORK, as Administrative Agent, and others.

W I T N E S S E T H:

        WHEREAS, pursuant to the provisions of Section 4.1 of the Credit Agreement, the undersigned may increase the amount of its Revolving Commitment in accordance with the terms thereof by executing and delivering to the Borrower, the Syndication Agent and the Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

        WHEREAS, the undersigned now desires to increase the amount of its Revolving Commitment under the Credit Agreement;

        NOW THEREFORE, the undersigned hereby agrees as follows:

        1.    The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrower and the Syndication Agent it shall have its Revolving Commitment increased by $                        , thereby making the amount of its Revolving Commitment $                        .

        2.    Terms defined in the Credit Agreement shall have their defined meanings when used herein.

        IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF LENDER]
By:
Name: Title:
Accepted this day of , .
SCIENTIFIC GAMES CORPORATION
By:
Name: Title:
Accepted this day of , .
BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent
By:
Name: Title:

EXHIBIT E TO
CREDIT AGREEMENT

[FORM OF MORTGAGE]

EXHIBIT F TO
CREDIT AGREEMENT

FORM OF
ASSIGNMENT AND ASSUMPTION

        Reference is made to the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BEAR, STEARNS & CO. INC., as Lead Arranger, BNY CAPITAL MARKETS, INC., as Co-Arranger, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent, and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

        1.    The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

        2.    The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of the interest being assigned and that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

        3.    The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 5.10 of the Credit Agreement.

        4.    The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

        5.    Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

        6.    From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

        7.    This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Schedule 1 to
Assignment and Assumption

Name of Assignor:
Name of Assignee:
Effective Date of Assignment:
Credit Facility Assigned	Principal Amount Assigned	Commitment Percentage Assigned[1]
	$	. %

[Name of Assignee]	[Name of Assignor]

By:	By:
Title:		Title:

Accepted:	Required Consents (if any):

BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent	SCIENTIFIC GAMES CORPORATION

By:	By:
Title:		Title:

THE BANK OF NEW YORK, as Administrative Agent

By:

Title:

	[Issuing Lender][Swingline Lender]	, as

By:

Title:

1
Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all applicable Lenders.

EXHIBIT G-1 TO
CREDIT AGREEMENT

[FORM OF LEGAL OPINION OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]

EXHIBIT G-2 TO
CREDIT AGREEMENT

[FORM OF LEGAL OPINION OF MARTIN E. SCHLOSS]

EXHIBIT H TO
CREDIT AGREEMENT

FORM OF EXEMPTION CERTIFICATE

        Reference is made to the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION (the "Borrower"), the Lenders party thereto, BEAR, STEARNS & CO. INC., as Lead Arranger, BNY CAPITAL MARKETS, INC., as Co-Arranger, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent, and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent"), and others. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.                                      (the "Non-U.S. Lender") is providing this certificate pursuant to Section 5.10(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

        1.    The Non-U.S. Lender is the sole record and beneficial owner of the Loans in respect of which it is providing this certificate.

        2.    The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

  (a)
  the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

  (b)
  the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

        3.    The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code.

        4.    The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

        IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]
By:
Name: Title:
Date:

EXHIBIT I-1 TO
CREDIT AGREEMENT

FORM OF TERM NOTE

        THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York , 2002

        FOR VALUE RECEIVED, the undersigned, Scientific Games Corporation, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to                        (the "Lender") or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a)                          DOLLARS ($            ), or, if less, (b) the unpaid principal amount of the Term Loan of the Lender outstanding pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 5.5 of the Credit Agreement.

        The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurocurrency Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

        This Note (a) is one of the Term Notes referred to in the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as Lead Arranger, BNY Capital Markets, Inc., as Co-Arranger, Bear Stearns Corporate Lending Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

        Upon the occurrence and during the continuance of any one or more of the Events of Default, after notice to the Borrower from the Administrative Agent, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE ASSIGNMENT AND OTHER PROVISIONS OF SECTION 12.6 OF THE CREDIT AGREEMENT.

2

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SCIENTIFIC GAMES CORPORATION
By:
Name: Title:

3

Schedule A
to Term Note

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurocurrency Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B
to Term Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurocurrency Loans	Amount Converted to Eurocurrency Loans	Interest Period and E1urocurrency Rate with Respect Thereto	Amount of Principal of Eurocurrency Loans Repaid	Amount of Eurocurrency Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurocurrency Loans	Notation Made By

EXHIBIT I-2 TO
CREDIT AGREEMENT

FORM OF REVOLVING NOTE

        THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York , 2002

        FOR VALUE RECEIVED, the undersigned, Scientific Games Corporation, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to                        (the "Lender") or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Termination Date the principal amount of (a)             DOLLARS ($            ), or, if less, (b) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Section 3.1 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 5.5 of the Credit Agreement.

        The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurocurrency Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Loan.

        This Note (a) is one of the Revolving Notes referred to in the Credit Agreement dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as Lead Arranger, BNY Capital Markets, Inc., as Co-Arranger, Bear Stearns Corporate Lending Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

        Upon the occurrence and during the continuance of any one or more of the Events of Default, after notice to the Borrower from the Administrative Agent, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE ASSIGNMENT AND OTHER PROVISIONS OF SECTION 12.6 OF THE CREDIT AGREEMENT.

2

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SCIENTIFIC GAMES CORPORATION
By:
Name: Title:

3

Schedule A
to Revolving Note

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurocurrency Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B
to Revolving Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurocurrency Loans	Amount Converted to Eurocurrency Loans	Interest Period and Eurocurrency Rate with Respect Thereto	Amount of Principal of Eurocurrency Loans Repaid	Amount of Eurocurrency Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurocurrency Loans	Notation Made By

EXHIBIT I-3 TO
CREDIT AGREEMENT

FORM OF SWINGLINE NOTE

        THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York , 2002

        FOR VALUE RECEIVED, the undersigned, Scientific Games Corporation, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to                        (the "Swingline Lender") or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Termination Date the principal amount of (a)             DOLLARS ($                        ), or, if less, (b) the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to Section 3.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 5.5 of such Credit Agreement.

        The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swingline Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Swingline Loan.

        This Note (a) is one of the Swingline Notes referred to in the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Swingline Lender, the several banks and other financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as Lead Arranger, BNY Capital Markets, Inc., as Co-Arranger, Bear Stearns Corporate Lending Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

        Upon the occurrence and during the continuance of any one or more of the Events of Default, after notice to the Borrower from the Administrative Agent, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE ASSIGNMENT AND OTHER PROVISIONS OF SECTION 12.6 OF THE CREDIT AGREEMENT.

2

        THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SCIENTIFIC GAMES CORPORATION
By:
Name: Title:

3

Schedule A
to Swingline Note

LOANS AND REPAYMENTS OF SWINGLINE LOANS

Date	Amount of Swingline Loans	Amount of Principal of Swingline Loans Repaid	Unpaid Principal Balance of Swingline Loans	Notation Made By

EXHIBIT J TO
CREDIT AGREEMENT

FORM OF ADDENDUM

        Reference is made to the Credit Agreement, dated as of December 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Scientific Games Corporation, the banks and other financial institutions from time to time parties thereto as Lenders, Bear, Stearns & Co. Inc., as Lead Arranger, BNY Capital Markets, Inc., as Co-Arranger, Bear Stearns Corporate Lending Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 12.17 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.

        THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this            day of             , 2002.

[NAME OF LENDER]
By:
Name: Title:
Accepted and agreed: SCIENTIFIC GAMES CORPORATION
By:
Name: Title:
THE BANK OF NEW YORK, as Administrative Agent
By:
Name: Title:

Schedule 1
to Exhibit J

COMMITMENTS AND NOTICE ADDRESS

Name and Notice Address of Lender	Revolving Commitment	Foreign Currency Commitment	Term Commitment

QuickLinks

  Exhibit 10.28
  EXHIBIT A TO CREDIT AGREEMENT
TABLE OF CONTENTS
W I T N E S S E T H
SECTION 1. DEFINED TERMS
SECTION 2. GUARANTEE
SECTION 3. GRANT OF SECURITY INTEREST
SECTION 4. REPRESENTATIONS AND WARRANTIES
SECTION 5. COVENANTS
SECTION 6. REMEDIAL PROVISIONS
SECTION 7. THE ADMINISTRATIVE AGENT
SECTION 8. MISCELLANEOUS
  Schedule 1
  Schedule 2
DESCRIPTION OF INVESTMENT PROPERTY
  Schedule 3
FILINGS AND OTHER ACTIONS REQUIRED TO PERFECT SECURITY INTERESTS
  Schedule 4
LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE
  Schedule 5
LOCATIONS OF INVENTORY AND EQUIPMENT
  Schedule 6
  Schedule 7
  Annex I to Guarantee and Collateral Agreement
W I T N E S S E T H
  Annex II to Guarantee and Collateral Agreement
ACKNOWLEDGEMENT AND CONSENT
  EXHIBIT B TO CREDIT AGREEMENT
FORM OF COMPLIANCE CERTIFICATE
  Attachment 1 to Exhibit B
[Attach Financial Statements]
  Attachment 2 to Exhibit B
  EXHIBIT C TO CREDIT AGREEMENT
FORM OF CLOSING CERTIFICATE
  ANNEX 1
[Board Resolutions]
  ANNEX 2
[By-Laws] [other governance document]
  ANNEX 3
[Certificate of Incorporation] [other charter document]
  EXHIBIT D-1 TO CREDIT AGREEMENT
FORM OF NEW LENDER SUPPLEMENT
W I T N E S S E T H
  EXHIBIT D-2 TO CREDIT AGREEMENT
FORM OF COMMITMENT INCREASE SUPPLEMENT
W I T N E S S E T H
  EXHIBIT E TO CREDIT AGREEMENT
  EXHIBIT F TO CREDIT AGREEMENT
  EXHIBIT G-1 TO CREDIT AGREEMENT
[FORM OF LEGAL OPINION OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]
  EXHIBIT G-2 TO CREDIT AGREEMENT
[FORM OF LEGAL OPINION OF MARTIN E. SCHLOSS]
  EXHIBIT H TO CREDIT AGREEMENT
FORM OF EXEMPTION CERTIFICATE
  EXHIBIT I-1 TO CREDIT AGREEMENT
FORM OF TERM NOTE
  Schedule A to Term Note
LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS
  Schedule B to Term Note
LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS
  EXHIBIT I-2 TO CREDIT AGREEMENT
FORM OF REVOLVING NOTE
  Schedule A to Revolving Note
LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS
  Schedule B to Revolving Note
LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS
  EXHIBIT I-3 TO CREDIT AGREEMENT
FORM OF SWINGLINE NOTE
  Schedule A to Swingline Note
LOANS AND REPAYMENTS OF SWINGLINE LOANS
  EXHIBIT J TO CREDIT AGREEMENT
FORM OF ADDENDUM
  Schedule 1 to Exhibit J
COMMITMENTS AND NOTICE ADDRESS